UBS Series Funds

October 22, 2021

Supplement to the Prospectus dated August 27, 2021.

Includes:

•	UBS RMA Government Money Market Fund

Dear Investor,

The purpose of this supplement is to update certain information contained in the Prospectus regarding purchasing and selling shares of the fund. This disclosure change will become effective on or around November 22, 2021 (“Effective Date”).

The Prospectus is hereby supplemented as shown below.

On the Effective Date, the section captioned “Managing your fund account” and sub-captioned “Automatic sweep programs” beginning on page 14 of the Prospectus is revised by deleting the last three paragraphs of that section in their entirety. The deleted paragraphs relate to a feature of the UBS Bank Sweep Program which is ceasing.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1124